Exhibit 10.4

SECURITY AGREEMENT

This SECURITY AGREEMENT (the "Agreement"), dated April 7, 2017, is by and between Mammoth Corporation ("Lender" or "Pledgee"), and Robert Doherty and Robert Switzer (collectively "Pledgor"), as follows:

1.	Security Interests. Simultaneously with the execution and delivery of this Agreement, the Lender has loaned the sum of up to $570,000 to PURA NATURALS, INC. ("PNAT"). Such loan is evidenced by:

(a)  A Convertible Promissory Note between Lender and PNAT dated the same date as this Security Agreement (the "Note") in the principal sum of up to $570,000 between Lender and [Shareholder] dated the same date as this Security Agreement and any other Note issued by PNAT to Lender while this Security Agreement is in effect;

In consideration of such loan and financial accommodations by the Lender to PNAT, which Pledgor acknowledges furthers Pledgor's interests and which Pledgor acknowledges is good and valuable consideration for executing this Security Agreement, the Pledgor hereby conveys, assigns, transfers and grants a security interest in, and pledges the Collateral (as hereinafter described) to the Lender to secure the performance and payment of the Note and any and all other indebtedness, obligations or liabilities of PNAT to the Lender, whether arising under or pursuant to this Agreement, the Note, any other instrument executed in connection with or securing the  performance or payment or arising under this Agreement, the Note, or otherwise, and whether now owing or hereafter arising, whether direct or indirect, whether liquidated or unliquidated, and including, specifically and without limitation, any and all indebtedness, obligations, of the Pledgor to the Lender (all of which indebtedness, obligations, and liabilities are collectively referred to as the "Indebtedness").

2.	Collateral. The Pledgor has delivered to and deposited the following securities with the Lender as Collateral under this Agreement:

SECURITIES COMPRISING COLLATERAL

	Description of Securities and	Name(s) in Which
Number of Shares	Name of Issuer	Registered

250,000 Shares ("the Shares")
PURA NATURALS, INC. ("PNAT") Pledgor represents that: the Shares are bona fide pledged as collateral for a Promissory Note to PNAT dated the same date as this Security Agreement; the Promissory Note is with full recourse against PNAT; and the Shares are eligible for resale pursuant to Rule 144(d)(3)(iv) in the event of an Uncured Default.

Pledgor Robert Doherty – delivered to Pledgee with: a Stock Power with a Medallion Guarantee; Irrevocable Instructions; an acceptable legal opinion; background documentation on share issuance dating the shares at least six months old.

250,000 Shares ("the Shares")
PURA NATURALS, INC. ("PNAT") Pledgor represents that: the Shares are bona fide pledged as collateral for a Promissory Note to PNAT dated the same date as this Security Agreement; the Promissory Note is with full recourse against PNAT; and the Shares are eligible for resale pursuant to Rule 144(d)(3)(iv) in the event of an Uncured Default.

Pledgor Robert Switzer – delivered to Pledgee with: a Stock Power with a Medallion Guarantee; Irrevocable Instructions; an acceptable legal opinion; background documentation on share issuance dating the shares at least six months old.

Exhibit 10.4  --  Page 1

3.	Representation, Warranties and Covenants. The Pledgor represents, warrants, covenants and agrees that:

(a)
all information and financial statements made or furnished by the Pledgor in any financial, credit or accounting statements or application for credits, contemporaneously with or subsequent to the execution of this Agreement, are or will be true, correct, complete and genuine;

(b)	all securities deposited with the Lender pursuant to the provisions of this Agreement as Collateral hereunder:

(1)
were properly issued, drawn, made and /or accepted, as appropriate, duly authorized, and not issued in violation of the preemptive rights of any person or entity or of any agreement, covenant, instrument, judgment, degree, by-law, or corporate charter provision by which the Pledgor or any issuer of such securities is bond; and

(2)
are validly outstanding, fully paid, nonassessable, owned by the Pledgor, and free of adverse claims or other security interests, except as may arise under the provisions of this Agreement or which exist in favor of the Lender;

(c)
each certificate or other instrument representing any Collateral delivered to the Lender in pledge hereunder has been and will be duly and properly endorsed and assigned to the Lender or accompanied by the duly executed stock powers;

(d)
the Pledgor has full power and lawful authority to sell and assign the Collateral and to grant to the Lender a first and prior security interest therein as herein provided, and the execution, delivery and performance hereof is not in contravention of any indenture agreement or undertaking to which the Pledgor is a party or by which the Pledgor is bound;

(e)
the Pledgor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, the Pledgor will not adjust, settle or compromise any of the Collateral without the prior, written consent of the Lender, and the Pledgor will transmit to the Lender promptly all information that the Pledgor may have or receive with respect to the Collateral or with respect to obligations of the Collateral which might in anyway affect the value of the Collateral or the Lender's rights or remedies with respect thereto;

(f)
the Pledgor has not heretofore signed any financing statement that is now or that might at a later date be on file in any public office covering the Collateral, the Pledgor authorizes the Lender, at its option, to file in jurisdictions where this authorization will be given effect a financing statement signed only by the Lender covering the Collateral, and further, at the option of the Lender, a carbon, photographic or other reproduction of this Agreement or of a financing statement covering any of the Collateral shall be sufficient as a financing statement and may be filed as a financing statement;

(g)
the Pledgor will not sell or offer to sell, or otherwise transfer or encumber or dispose of any of the property which constitutes part of the Collateral or any interest therein without the written consent of the Lender;

(h)	the Pledgor will keep the Collateral free from adverse liens, security interests or encumbrances, except liens, security interests or encumbrances in favor of or permitted by the Lender;

Exhibit 10.4  --  Page 2

(i)
there are no restrictions or prohibitions that prohibit, limit or restrict the sale, transfer or disposition of any part of the Collateral, or the grant of the security interest herein, other than those expressly set forth on the face of the certificates representing the Collateral, and the Pledgor has the right to grant the security interest described herein without obtaining the consent of any of the other owners or security holders, as appropriate, of any such issuer;

(j)
all investment securities, instruments, papers and any like property constituting the Collateral are and will be genuine, free from adverse claims, default, prepayment or defenses, and all persons, corporation or entities appearing to be obligated thereon have authority and capacity to contract and are bound thereon as they appear to be upon the face thereof, and the same comply with all applicable laws concerning form, content and manner of preparation and execution;

(k)	the Pledgor:

(1)
will promptly pay and discharge, or cause to be paid and discharged, as the same shall become due an payable, all personal property taxes and other charges lawfully levied and imposed by the United States of America or by any state, county or municipality or other taxing body upon the Collateral, and upon the income or profits thereof, and

(2)
will not suffer any lien, charge or claim which might or could be held to be prior to or on parity with the lien of the Lender hereunder, to be created or to remain outstanding upon the Collateral, or any part thereof,

Provided however, if any of such taxes or governmental assessment are not paid by the Pledgor prior to delinquency thereof, the Lender may at its option pay such taxes or assessments and any interest, costs or penalties in connection therewith, or any part thereof, unless the Pledgor, in good faith, is contesting such taxes or assessments, and in the event the Lender shall pay any such taxes, assessments, interests, costs, penalties, or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral, any amounts so paid by the Lender, shall be due and payable by the Pledgor to the Lender, and the Pledgor, upon demand of the Lender, shall pay to the Lender the full amount thereof together with interest accruing thereon at the maximum lawful nonusurious contract rate of interest permitted by applicable state or federal law (whichever is greater) as such laws now exist or may be amended in the future, from the date of any such payment.  This Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other obligations secured hereunder, and for the enforcement of such repayment the Lender shall have every right and remedy provided for enforcement or payment of the obligations secured hereunder;

(l)
in the event that any corporation or entity which has issued any of the Collateral shall, while any part of the indebtedness remains unpaid, declare or make any reclassification, readjustment, split, or other modification of such issuer's capital structure, or any part of the Collateral, the Pledgor will immediately notify the Lender thereof, and all new, modified, reclassified, readjusted, substituted or additional shares or other certificates or securities issued by such issuer shall be covered by, and be delivered to and held by the Lender under the terms of, this Agreement in the manner as all other Collateral;

(m)
the Lender shall not be responsible in any way for any depreciation or decline in the value of the Collateral or any part thereof, nor shall the Lender have any duty or responsibility whatsoever to take any steps to preserve rights against  prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, although it may do so at its option as provided in Paragraph 4 hereof, is being understood that the sole duty of the Lender, its successors and assignees, hereunder is to receive collections, remittances and payments on the Collateral as and when made and received by the Lender, and, at the Lender's option, applying the amount of amounts so received, after deduction of any collection costs incurred, as payment upon the Indebtedness or holding the same for the account and order of the Pledgor;

Exhibit 10.4  --  Page 3

(n)
the Pledgor agrees to pay to the Lender all advances, charges, costs and expenses (including reasonable attorney's fees and legal expenses) incurred by the Lender, in connection with protecting the Lender against claims or interests of any third person against the Collateral, and in exercising any rights, power or remedy conferred by this Agreement or by law (including, but not limited to, attorney's fees and legal expenses incurred by the Lender and the amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the Collateral, but excluding the expenses relating to the negotiation of this agreement and any expenses incurred for the preparation and filing of a financing statement), and in the event the Lender shall pay any such advances, charges, costs and expenses, any amounts so paid by the Lender shall be due and payable by the Pledgor to the Lender, and  the Pledgor, upon demand of the Lender, shall pay to the Lender the full amount thereof together with interest accruing thereon at the maximum lawful nonusurious contract rate of interest as such laws now exist or may be amended in the future, from the date of any such payments by the Lender until repaid to the Lender in full; and

(o)
the Pledgor will, upon request of the Lender, execute and deliver or cause to be executed and delivered such further instruments, and will do, or cause to be done, such further acts as may be necessary or proper to carry out more effectually the purposes of this Agreement or to protect or to perfect the security interest in the Collateral, or any part thereof.

4.
Rights and Remedies.  The Lender is hereby fully authorized and empowered (without the necessity of any further consent or authorization from the Pledgor) and the right is expressly granted to the Lender, and the Pledgor hereby constitutes, appoints and makes the Lender as the Pledgor's true and lawful attorney and agent-in-fact for the Pledgor and in the Pledgor's name, place, and stead, with full power of substitution, in the Lender's name or the Pledgor's name or otherwise, for the Lender's sole use and benefit, but at the Pledgor's cost and expense, to exercise all or any of the following powers at any time with respect to all or any of this Collateral:

(a)	notify account debtors or the obligors on the Collateral to make and deliver payment to the Lender as provided hereunder;

(b)
receive, endorse, collect by legal proceedings or otherwise, and demand payment directly from the makers, drawers, acceptors, issuers and/or obligors of the Collateral and receipt for all sums and amounts now or hereafter repayable on or with respect to the Collateral, provided, however that all such sums so paid to and received by the Lender shall be applied as provided herein;

(c)
from time to time extend the time of payment, arrange for payment in installments or otherwise modify the terms of or enter any other agreements in any wise relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of any security held therefor, accept other property in exchange for any security held therefor and take such action as it may deem proper, and any money or property received in exchange for any security held therefor shall be applied on the Indebtedness or thereafter be held by the Lender pursuant to the provisions hereof;

(d)	make any compromise or settlement the Lender deems desirable with respect to the Collateral;

(e)	insure, process and preserve the Collateral;

Exhibit 10.4  --  Page 4

(f)
IN THE EVENT OF AN UNCURED DEFAULT ONLY, Mammoth Corporation shall have the right to exercise and enforce all of the other rights, powers and remedies of the holder and owner of the Collateral and the liens, if any, securing the payment thereof, INCLUDING (BUT NOT BY WAY OF LIMITATION) THE RIGHT TO BUY SELL OR HYPOTHECATE SUCH COLLATERAL, to the extent permitted under applicable securities laws;  Mammoth's sole obligation will be to return the number of shares posted as collateral under this agreement in the event of timely repayment of the obligation and, in the event of a default, its obligation will be to return any remaining shares, if any, after sufficient shares have been sold to satisfy the obligation owed to Mammoth Corporation;  this provision, however, shall not preclude Mammoth Corporation's ability to assign in whole or in part any rights it has under this agreement;

(g)
demand, sue for, collect, receive, receipt for, compound and give acquaintance for any and all amounts, money or property at any time payable or receivable on account of  or in exchange for, any of the Collateral;

provided however, the Pledgor shall be under no obligation or duty to exercise any of the powers hereby conferred upon it under this paragraph, and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under any Collateral.

5.	Events of Default and Remedies Upon Default.

(a)	The following events are hereby defined for all purposes of this Agreement as "default";

(1) The failure of PNAT to pay, when due the Note or to meet any condition or requirement specified in the Note;

(2) The failure of PNAT to honor any ACH payment when due or any failure of the ACH payment authorizations including, but not limited to revoking the authorization, failure of funds to be available to honor an ACH payment, PNAT otherwise modifying (without Lender's Written Authorization) or otherwise changing or revoking the ACH authorization;

(3) If Pledgor, PNAT or any other person, business or entity, causes there to be, any liens or encumbrances, adverse claim of any kind, or any other impediment of any kind to the sale of the above described shares of stock, except for the Promissory Note and Security Agreement between Pledgor and Mammoth Corporation;

(4) PNAT, or any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of any part of the Note or any Indebtedness, or for performance of any part of this Agreement or any agreement or instrument creating, evidencing, securing, or executed or delivered in connection with any Indebtedness (each hereinafter called an "Other Liable Party")  dies or becomes incapacitated (if a natural person) or becomes insolvent (however such insolvency may be evidenced);

(5) If PNAT or any Other Liable Party shall file a voluntary petition in bankruptcy or for relief under any provision of any federal bankruptcy law or similar law of any other jurisdiction;

(6) If any involuntary petition under any federal bankruptcy law or similar law of any other jurisdiction shall be filed against PNAT or any Other Liable Party and such involuntary petition is not dismissed within ninety (90) days thereafter;

(7) If PNAT or any Other Liable Party shall be adjudicated a bankrupt or insolvent, make an assignment for the benefit of creditors, call a meeting of creditors or for the appointment of a committee of creditors or a liquidating agent, or offer to receive from any creditors a composition or extension of any indebtedness of any of them;

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(8) If PNAT or any Other Liable Party shall file any petition or answer seeking for itself any arrangement, composition, winding up, liquidation, readjustment, extension, reorganization, or dissolution under any federal bankruptcy law or any applicable present or future law, statute or regulation  under federal law or any other jurisdiction, or shall file any answer admitting the material allegations of a petition or complaint filed against the Pledgor or any Other Liable Party in any such proceeding;

(9) If any judgment, injunction, order or other post-judgment proceeding or in connection with the enforcement of a judgment, injunction or orderis entered or maintained against PNAT, Pledgor  or any Other Liable Party, or with respect to the Collateral or any property of any of them;

(10)  If any governmental authority, or any court at the instance thereof, shall take possession of the Collateral or any substantial part of the property of or assume control over the affairs or operations of PNAT, Pledgor or any Other Liable Party, or if a receiver, trustee, liquidate, conservator, rehabilitator, or any other similar individual , judicial officer or committee shall be appointed for the Pledgor or any Other Liable Party, or take possession of all or any substantial part of, or a writ or order or attachment, sequestration, or garnishment shall be issued or made against any of the Collateral or property of the Pledgor or any Other Liable Party, or if the Pledgor or any Other Liable Party shall see, consent to or acquiesce in any of the foregoing;

(11) The failure to withhold, collect or remit any tax or the failure to pay, as they become due, any debts or taxes for which PNAT, Pledgor or any Other Liable Party is primarily or secondarily liable, or if any such debt shall become due and payable by acceleration of maturity thereof, or if any event or condition shall occur which shall permit the holder of any such debt to declare it due and payable upon the lapse of time, giving of notice or otherwise;

(12) If the Pledgor or any Other Liable Party (if other than a natural person) shall be dissolved, wound up, liquidated or otherwise terminated, or be a party to any merger, corporate reorganization or consolidation without the written consent of the Lender;

(13) The whole or partial suspension or discontinuance of a significant portion of the business of or failure in business of or by the Pledgor or any Other Liable Party, including the imminent or threatened occurrence of any of the foregoing events;

(14) If the Pledgor or any Other Liable Party shall sell substantially all or any integral portion of its assets or makes a bulk transfer without the written consent of the Lender;

(15) If the Pledgor or any Other Liable Party makes or has made to Lender or furnished or has furnished the Lender any representation, warranty, financial or other information, or statements which are untrue or misleading in any respect and which is material;

(16) If the Pledgor or any Other Liable Party violates any covenants, agreement or condition contained in this Agreement, the Note or any related documents executed at or about the time of this Agreement and any such violation is material;

(17) The failure of the Pledgor, any Other Liable Party or the Collateral to comply with applicable margin regulations of the Federal Reserve Board; or

(18) The occurrence of any other event defined as a default in the Note or any instrument creating, evidencing, securing, or executed or delivered in connection with any Indebtedness.

Exhibit 10.4  --  Page 6

(19) Any provision contained in this Agreement notwithstanding, the Notice provisions contained in Section 3(a)(i through iii) of the Note shall apply to this Security Agreement.

(b)	In the event one or more defaults occur:

(1)
The Lender may cause all shares of stock and all registered evidences of indebtedness then or thereafter pledged hereunder to be transferred into its own name (if not already so registered) or that of its nominee, and thereafter, the Lender will have all rights, title and ownership of the Shares, as described in Section 4(f) of this Agreement.  Pledgor agrees to sign any and all documents necessary or expedient to allow Lender to liquidate the shares as provided in this Section.  Pledgor agrees to pay any damages suffered by lender and agrees that Lender is entitled to damages or, at the election of Lender,  Equitable relief, to enforce the terms of this agreement.

(2)
In the event of each and every material default,  the Lender may declare the principal amount of the Note, any unmatured Indebtedness secured hereby, and any accrued interest thereon, if not already due and payable, to be immediately due and payable, and upon such declaration, the Note, such Indebtedness and the accrued interest thereon shall become and be immediately due and payable, anything contained in this Agreement, the Note, or any agreement or instrument creating, evidencing, securing, or executed or delivered in connection with any such Indebtedness to the contrary notwithstanding.  The sale of shares posted as collateral, however, shall not be contingent on providing notice of any kind to Pledgor.  Any such declaration may be made by notice in writing to the Pledgor and may be sent in conformance with Section 9 of this agreement.  This provision, however, is subject to the condition that if at any time after such declaration and prior to the date of maturity as stated in the Note or the agreement or instrument creating or evidencing any Indebtedness, all arrears of principal and interest thereon (with interest, if any to the extent permitted by law, at the rate specified  therein on any overdue interest) and the reasonable collection expense of the Lender, its agents and attorneys, shall either be paid by or for the account of Pledgor, and all defaults as aforesaid  (other than the payment of principal and accrued interest which has been accelerated by declaration) shall have been made good or cured to the satisfaction of the Lender, then and in every such case the Lender may, at its option evidenced by an instrument of waiver and rescission, waive such default and its consequences and rescind such declaration, and thereupon the Lender and the Pledgor shall be restored to their former respective positions and rights thereunder, provided however, that no waiver shall extend to or affect any subsequent default or impair or exhaust any right or power thereon.

(3)
In addition to the rights and remedies listed above, the Lender shall have then or at any time thereafter the rights and remedies provided in the Uniform Commercial Code in force in the State of Illinois at the date of execution of this Agreement.

6.	Waiver.

(a)	The Pledgor and each Other Liable Party hereby waive:

(1)
any and all demands of any nature whatsoever, any and all notices of any nature whatsoever, dishonor, presentment of any kind whatsoever, and protest of or in connection with the Note or any Indebtedness;

(2)
any rights either under any statute or rule of law pertaining to the marshalling of assets or under any statutes or rules of law that require valuation or appraisement of the Collateral or the sale of the Collateral, or any part thereof, in any sequence or order, or pro rate or in any other manner not herein specifically provided for;

Exhibit 10.4  --  Page 7

(3)
any rights under any statute or rule of law pertaining to or that requires as a condition precedent to exercising any right under and pursuant to the terms of this Agreement, any action of any nature to collect the Note or any Indebtedness from the Pledgor or any Other Liable Party, or to reduce the same to judgment against the Pledgor or any Other Liable Party, or secure performance of or under any provision of the Note or any other agreement or instrument creating evidencing, securing, or executed or delivered in connection with any Indebtedness, or the transaction contemplated thereby; and

(4)
any defense arising by reason of any disability or other defense of any Other Liable Party, by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party, any right to subrogation, any right to enforce any remedy which the Lender now has or may hereafter have against the Pledgor or any Other Liable Party and any benefit of and rights to participate in any Collateral or security whatsoever now or hereafter held by the Lender.

(b)
The Pledgor and each Other Liable Party authorizes the Lender, without notice or demand and without any reservation of rights against the Pledgor or any Other Liable Party and without affecting the Pledgor's or any Other Liable Party's liability hereunder or on the Indebtedness, from time to time to:

(1)	Renew, extend for any period, accelerate, modify, compromise, settle or release the obligation of the Pledgor or any Other Liable Party with respect to any or all of the Indebtedness or Collateral;

(2)
Take and hold any other property as collateral, other than the Collateral, for the payment of any or all of the Indebtedness, and exchange, enforce, waive and release any or all of the Collateral or such other property;

(3)	Apply the Collateral or such other property and direct the order or manner of sale thereof as the Lender in its discretion may determine; and

(4)	Release or substitute the Pledgor or any Other Liable Party.

7.
Satisfaction and Discharge.  When the Note and all Indebtedness shall have been paid in full and any and all other obligations under this Agreement have been discharged, the Lender shall deliver to the Pledgor all of the Collateral together with any additions thereto and substitutions therefor, and shall cause to be executed and delivered such instruments as may necessary to cancel this Agreement and revest any remaining rights, titles and interests of the the Collateral.

8.
Transfer of Indebtedness or Collateral.  The Lender may transfer any or all of the Indebtedness, and upon such transfer the Lender may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferree shall be vested with all rights, powers and remedies of the Lender hereunder with respect to any Collateral so transferred; but with respect to any Collateral not so transferred, the Lender shall retain all rights, powers and remedies hereby given.  The Lender may at any time deliver any or all of the Collateral to the Pledgor whose receipt shall be a complete and full acquittance for the Collateral so delivered, and the Lender shall thereafter be discharged from any liability therefor.

9.	Notices. Notices and other communications hereunder shall be in writing and shall be delivered by mail, facsimile, express delivery, email, or other reasonable manner.

Exhibit 10.4  --  Page 8

If to the Lender:

Mammoth Corporation
1 First Bank Plaza
Suite 205
Lake Zurich, IL  60047
 (888) 434-0001
Fax:  (847) 540-5045
brad@mammothcash.com

If to the Pledgor:

Any party may amend their address set forth above upon notice given in the same manner as provided for any other kind of notice.

10.
Survival of Agreements, Representations and Warranties.  All agreements, representations and warranties contained herein or made in writing by or on behalf of the Pledgor  in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, any investigation at any time made by the Lender or on behalf, and the acquisition and disposition of the Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Pledgor pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties by the Pledgor hereunder.

11.	Miscellaneous.
a)
This Agreement shall not prejudice the right of the Lender at its option to enforce collection of the Note or any other Indebtedness held by suit or in any lawful manner, or to resort to other security for the payment of such Note or Indebtedness.  The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment of the Indebtedness shall impair in any manner or affect this Agreement.  All such present and future additional security is to be considered as cumulative security.

Exhibit 10.4  --  Page 9

(b)
No right or remedy in this Agreement, the Note or any other agreement or instrument creating evidencing, securing, or executed or delivered in connection with the Note or any other Indebtedness is intended to be exclusive of any right or remedy.  Neither this Agreement nor the exercise by the Lender of (or the failure to so exercise) any rights, power or remedy conferred herein or by law shall be construed as relieving any person liable on the Indebtedness from full liability on the Indebtedness and for any deficiency thereon.

(c)
No delay or omission by the Lender to exercise any right or remedy shall impair such right or remedy or any other right or remedy or shall be construed to be waiver of any default or an acquiescence therein.

(d)
The invalidity or unenforceability of any of the rights or remedies herein provided in any jurisdiction shall not in any was affect the right to the endorsement in such jurisdiction or elsewhere of any of the other rights or remedies herein provided.

(e)
This Agreement is being delivered and is intended to be performed in Lake County, Illinois and venue for any action arising hereunder shall be in that county.  Pledgor expressly agrees and consents that the Lake County Circuit Court shall have sole jurisdiction of any action pertaining to or in any way relating to this Agreement.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois, and to the extent applicable, the law of the United States.

(f)
This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors, representatives and authorized assigns of the parties hereto.  The term "Pledgor", as used throughout this Agreement shall (regardless of use of the singular form) mean the Pledgor, individually and/or collectively.  Where the context so requires, the masculine gender includes the feminine and neuter gender, the singular includes the plural, and vice versa.  The obligations and agreements of the Pledgor hereunder are joint and several.  The Pledgor is and shall be deemed to be a "debtor" within the meaning of that term as defined in the Uniform Commercial Code.

(g)
If maturity of the Note or any Indebtedness shall be accelerated for any reason other than default, the obligations thereupon shall be credited for the full amount of any interest then unearned which has been collected heretofore by the Lender.

(h)
This Agreement, along with the Promissory Note and accompanying written documents, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof, except any that are reduced to writing at the time of this agreement.

(i)	The headings in this Agreement are for the purpose of reference only, and shall not limit or otherwise affect any of the terms hereof.

(j)
This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A document, including this Security Agreement and any documents executed in furtherance of it, signed and received electronically, including any copy printed from any such electronic transmission, including by facsimile or email, shall be deemed to be an original document and shall be deemed binding and effective.

Exhibit 10.4  --  Page 10

EXECUTED and delivered as of the date first above written.

Exhibit 10.4  --  Page 11

SECURITY AGREEMENT RIDER

This Rider, amends The Security Agreement Dated April 7, 2017 between (the "Security Agreement"), between Mammoth Corporation (the "Holder"), and Robert Doherty and Robert Switzer (the "Company"), which remains in effect except as modified by this Rider, as follows:

•
The Security Agreement is being amended because the shares are being pledged by Robert Doherty are held by Advanced Materials Technology, Inc., rather than by Robert Doherty individually. By signing below Advanced Materials Technology, Inc. agrees to all terms and conditions set forth in the Security Agreement and makes all of the representations contained in the Security Agreement. The Security Agreement is modified to make Advanced Materials Technology, Inc. an Additional Pledgor in the Security Agreement.

EXECUTED and delivered as of the date first above written.

Exhibit 10.4  --  Page 12